Exhibit 99.1
Monday, September 26, 2011 Medco Extra: Merger will improve quality and efficiency of care The latest issue of Medco Extra is now available. Earlier this week, Medco Chairman and CEO Dave Snow and Express Scripts Chairman and CEO George Paz testified before a U.S. House of Representatives’ Subcommittee about the proposed combination of Express Scripts and Medco. Read testimony from key panel members and learn about the status of the FTC review. In other news, David Muzina, MD, national Practice leader, neuroscience therapeutic resource center, shares his insights on the latest breakthroughs with Alzheimer’s disease. Click here to access Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merge r when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.

You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

SEPTEMBER 26, 2011

medco
MAKING MEDICINE SMARTER®

medco extra

SNOW, PAZ TESTIFY BEFORE CONGRESSIONAL PANEL:

Merger will improve quality and efficiency of care


Photo courtesy of the National Park Service

Medco Chairman and CEO Dave Snow and Express Scripts Chairman and CEO George Paz testified last week before the U.S. House of Representatives' Subcommittee on Intellectual Property, Competition and the Internet that the proposed combination of Express Scripts and Medco will bring clear benefits to the nation's patients and public and private purchasers, leading to safer, better and more affordable pharmaceutical coverage and care for American families.

"Combining Medco's expertise in advanced clinical pharmacy with Express Scripts' expertise in behavioral science will create a new entity that is uniquely able to provide significant progress toward closing gaps in care, saving dollars and saving lives. By joining together, millions of members served by both of our companies will reap the benefits of these unique and complementary programs: increased prescription adherence and reduced gaps in care, resulting in better health outcomes and lower costs," Snow testified. "Together, our companies will focus on lowering the prices customers pay for their medicines and improving their quality of care. And by delivering on that promise we will build a strong, competitive company that helps millions of people to live longer, healthier lives, while supporting the nation's goal of a sustainable, affordable healthcare system."



DAVE SNOW, CHAIRMAN AND CEO, MEDCO: "TODAY, THERE IS A SENSE OF URGENCY AMONG ALL THESE MANY PARTICIPANTS IN OUR HEALTHCARE SYSTEM. WE ALL KNOW THE FUTURE BELONGS TO THOSE WHO DELIVER MORE FOR LESS. THE MERGER OF EXPRESS SCRIPTS AND MEDCO IS PART OF THAT TRANSFORMATIVE PROCESS."



GEORGE PAZ, CHAIRMAN AND CEO, EXPRESS SCRIPTS: "WHO IS THERE TO ENSURE THAT THE AMERICAN FAMILY IS GETTING THE BEST VALUE FOR ITS MONEY? PBMS HELP AMERICANS GET THE BEST POSSIBLE DEAL WHILE IMPROVING SAFETY."

Complementary expertise

Paz echoed Snow in his written testimony, "By bringing together our companies' complementary expertise in behavioral sciences and pharmacogenomics, we have the potential to truly deliver on the real promise of personalized medicine: ensuring that patients get the right treatment at the right time for the best outcome."

(Continued on page 2)

Learn more about Alzheimer's Disease



BY DAVE MUZINA, MD, NATIONAL PRACTICE LEADER, NEUROSCIENCE THERAPEUTIC RESOURCE CENTER

Dementia is a syndrome defined by significant loss of cognitive abilities – most commonly memory – that interferes with successful performance of activities of daily living. More than four million Americans are affected by dementia with an associated total healthcare cost in excess of $100 billion every year. Alzheimer's disease (AD) is the most common form of dementia in the elderly. One in eight Americans over age 65 years has AD, which is the 6th leading cause of death in the U.S.

Historically, the diagnosis of AD has been based on the clinical identification of signs and symptoms indicative of the disease. For the first time in 27 years, led by the Alzheimer's Association and the National Institute on Aging (NIA) of the National Institutes of Health, new criteria and guidelines for the diagnosis of AD have been published. The new criteria include identification of three stages of the disease (pre-clinical AD, mild cognitive impairment (MCI) due to AD, and full-blown dementia due to AD) and the presence of biomarkers. Biomarkers could be used to confirm a clinical diagnosis of MCI or dementia due to AD, although their greatest positive impact may be in the early detection of pre-clinical AD. A more accurate and earlier diagnosis of AD could allow for earlier intervention with potential disease-modifying drugs that would have a significant impact on the lives of patients and their families. In addition, preventing or slowing the progression of AD would have profound implications for public health. The new criteria and guidelines identify two categories of biomarkers for AD: biomarkers showing the level of beta-amyloid accumulation in the brain and biomarkers showing that nerve cells in the brain are injured or actually degenerating. The most promising biomarkers are being detected through special testing of cerebrospinal fluid (CSF), magnetic resonance imaging (MRI), and Nuclear Medicine techniques.

For now, however, clinicians and their patients must still rely heavily on a good history and physical examination to rule in or to rule out dementias such as Alzheimer's.

Additional resources, including information about local research trials and biomarker testing, can be explored through the National Alzheimer's Association at www.alz.org/trialmatch or 1-800-272-3900.

© 2011 Medco Health Solutions, Inc. All rights reserved. Medco is a registered trademark of Medco Health Solutions, Inc.

medco extra page 2

Merger will improve quality and efficiency of care *(continued)*

Other witnesses

In addition to Snow and Paz, there were four other witnesses at the hearing: Joseph Lech, R.Ph. (owner, Lech's Pharmacy, and a member of the National Community Pharmacists Association); Dennis Wiesner, R.Ph (senior director of privacy, pharmacy, and governmental affairs for H-E-B, a supermarket chain in Texas); Dan E. Gustafson (a partner with Gustafson Gluek, PLLC); and, Stephanie Kanwit (counsel, Manatt, Phelps and Phillips, LLP).

Lech, Wiesner and Gustafson voiced concerns about the impact of the merger on competition as well as on local pharmacies.

> "ANTITRUST MERGER LAW IS ABOUT THE IMPACT ON COST AND QUALITY FOR CONSUMERS. IT'S NOT CONCERNED WITH THE IMPACT ON INDIVIDUAL COMPETITORS IN THAT PARTICULAR MARKET."
>
> – STEPHANIE KANWIT, COUNSEL, MANATT, PHELPS & PHILLIPS

Kanwit noted that she was not testifying on behalf of either party, but was testifying on how the Federal Trade Commission (FTC) is likely to view the merger, which will be in light of the recently passed antitrust regulations. She said the question that the agency will examine is, "Will [the proposed merger] substantially lessen competition?"

She explained the FTC will look at the impact on cost and quality to consumers and noted that the agency is "very knowledgeable" regarding PBMs.

Kanwit testified the FTC would address two questions: (1) the impact on PBM customers and (2) the impact on retail pharmacy. She stressed that PBMs need retail pharmacies to fulfill access requirements.

Questions

During the question and answer session, one congressman asked what benefits of having both companies would go away as a result of the merger.

> "I HAVE SAID BEFORE THAT I HAVE RARELY MET A MERGER THAT I LIKED, BUT THIS IS ONE I LIKE MORE THAN THE ONES THAT I DON'T LIKE."
>
> – CONGRESSMAN AND SUBCOMMITTEE MEMBER JOHN CONYERS, JR.

"I don't see the benefits going away. Actually, Mr. Snow's company, Medco, has a different approach to the administration of drug benefits than my company," said Paz. "I think they are both very good, but together, combining the best of both companies, I believe it takes us to a whole new level of clinical expertise..."

> HOW BIG IS TOO BIG?
>
> "UNDER THE ANTITRUST LAW, THAT'S NOT THE ISSUE THAT WE ADDRESS. THE ISSUE YOU ADDRESS IS 'DO THEY HAVE THE MARKET POWER THAT WOULD PRECLUDE OTHERS FROM BEING ABLE TO ENTER THE MARKETPLACE AND OFFER COMPETITIVE PLANS...'"
>
> – CONGRESSMAN BOB GOODLATTE, CHAIRMAN OF THE HOUSE SUBCOMMITTEE ON INTELLECTUAL PROPERTY, COMPETITION AND THE INTERNET

Snow affirmed that he also did not see any benefits going away; "we only see benefits added."

Congress' role

Congress does not vote on whether or not to approve the merger of Express Scripts and Medco; that is the Federal Trade Commission's (FTC) job. Congress can gather information and gauge opinion on an issue and present that data to the FTC for consideration in its deliberations.

Media coverage

Following the hearing, there was significant, but balanced, media coverage. Among the print headlines: "Express Scripts, Medco Rebut Antitrust Concerns In US House Hearing" from Dow Jones/*The Wall Street Journal;* "Express, Medco tout savings, competition in hearing" from Reuters; "Lawmakers hear conflicting predictions about impact of Express Scripts-Medco merger" from *Modern Healthcare*; and "Fighting fire with fire: ESI, Medco debut ad" from *Drug Store News*.

Status of the FTC review

On Sept. 2, 2011, Express Scripts and Medco each received a request from the FTC for additional information (a "second request"). The companies anticipated a second request, and will respond as promptly as practicable. Medco has been and continues to work collaboratively with the FTC staff.

Cautionary Statement Regarding Forward-Looking Statements:
This document contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements.

Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Additional Information and Where to Find It
In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.

You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading "Investors" and then under "SEC Filings." Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.

Participants in Solicitation
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts' 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.